UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2008

JAKE’S TRUCKING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52492                                                 98-0461476
(Commission File Number)                                  (I.R.S. Employer
                                                                  Identification No.)

505-8840-210th Street  Suite# 317 Langley, BC. V1M 2Y2, Canada
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: 604-790-1641

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.	CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)    On February 13, 2008, based upon the recommendation of and approval by our board of directors, Jake’s Trucking International, Inc. (the "Company") dismissed MacKay LLP, Chartered Accountants ("MacKay") as its independent auditor and engaged BDO Dunwoody LLP to serve as its independent auditor for the fiscal year ending September 30, 2008. MacKay’s reports since inception on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, however, the audit reports contained going concern qualifications.

From Inception through the date of dismissal on February 13, 2008, there were no disagreements with MacKay on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to MacKay’s satisfaction, would have caused them to make references to the subject matter in connection with their reports of the Company's financial statements for such years.

In addition, there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B. The Company has provided MacKay with a copy of the foregoing statements and requested that MacKay provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of MacKay’s  letter, dated February 13, 2008 is filed as Exhibit 16 to this Current Report on Form 8-K.

(b)    On February 13, 2008, the board of directors of the Company engaged the accounting firm of BDO Dunwoody LLP as its independent accountants.   The Company has not consulted BDO Dunwoody LLP during its two most recent fiscal years nor at any time during the interim period between the end of its most recent fiscal year and the date of engagement.  BDO Dunwoody LLP’s predecessor entity, Amisano Hanson, Chartered Accountants, has been the independent auditor of IndieMV Media Group, Inc., a British Columbia corporation, which became a wholly owned subsidiary of the Company on December 24, 2007.

Item 9.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS

16	Letter regarding change in certifying accountant dated February 13, 2008 from MacKay LLP, Chartered Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 13, 2008                                                   Jake’s Trucking International, Inc.

                                                                                          By:  /s/ Ricardo E. Khayatte, Jr.
                                                                                                 Ricardo E. Khayatte, Jr.

 President and CEO